Exhibit 99.1

AMWELL ANNOUNCES RESULTS FOR THE FIRST QUARTER ENDED MARCH 31, 2024

BOSTON, May 1, 2024 – Amwell® (NYSE: AMWL), a leader in hybrid care enablement, today announced financial results for the first quarter of 2024.

“In Q1, we made significant strides forward. We are completing critical milestones to deploy our solution for the Military Health System, working alongside the Leidos Partnership for Defense Health. We also successfully migrated a large portion of our visit volume onto our Converge platform via some of our most strategic payer clients,” said Ido Schoenberg, M.D., chairman and CEO of Amwell. “Our sales transformation is empowering our teams with a robust enterprise selling motion that we believe will return us to growth, fueled by demand for our hybrid care expertise and our technology offering.”

Schoenberg continued, “We are putting our re-platforming behind us and are optimizing our cost structure. We continue into 2024 with growing conviction around the value we deliver to our clients and the profitable growth that we aim to achieve.”

Amwell First Quarter 2024 Highlights:

•
Recorded Total Revenue of $59.5 million
o
Achieved subscription revenue of $24.9 million
o
Recorded Amwell Medical Group (“AMG”) visit revenue of $31.1 million
•
Reported gross margin of 31%
•
Net loss was ($73.4) million, compared to ($50.0) million in fourth quarter of 2023
•
Adjusted EBITDA of ($45.7) million compared to ($36.9) million in the fourth quarter of 2023
•
Total visits were 1.7 million; visits on Converge grew to 68% of total visits

Financial Outlook

The company reiterated its 2024 guidance, which calls for:

•
Revenue in the range of $259 to $269 million
•
AMG visits between 1.6 and 1.7 million
•
Adjusted EBITDA in the range of between ($160) million to ($155) million.

Additionally, the Company’s preliminary view for 2025 is as follows:

•
Revenue in the range of $335 to $350 million
•
Adjusted EBITDA in the range of between ($45) million to ($35) million.

The Company also communicated its objective to attain adjusted EBITDA breakeven in 2026.

Other than with respect to GAAP Revenue, the Company only provides guidance on a non-GAAP basis. The Company does not provide a reconciliation of forward-looking Adjusted EBITDA (non-GAAP) to GAAP net income (loss), due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Because other deductions used to calculate projected net income (loss) vary dramatically based on actual events, the Company is not able to forecast on a GAAP basis with reasonable certainty all deductions needed in order to provide a GAAP calculation of projected net income (loss) at this time. The amount of these deductions may be material and, therefore, could result in projected GAAP net income (loss) being materially less than projected Adjusted EBITDA (non-GAAP).

Amwell will host a conference call to discuss its financial results today at 5 p.m. ET, Wednesday, May 1, 2024. The call can be accessed via a live audio webcast at investors.amwell.com or by dialing 1-888-510-2008 for U.S. participants, or 1-646-960-0306 for international participants, referencing conference ID #7830032. A replay will be available via webcast shortly after the completion of the call, at the same web link.

About Amwell

Amwell provides a leading hybrid care delivery enablement platform in the United States and globally, connecting and enabling providers, payers, patients, and innovators to deliver greater access to more affordable, higher quality care. Amwell believes that hybrid care delivery will transform healthcare. We offer a single, comprehensive platform to support all digital health needs from urgent to acute and post-acute care, as well as chronic care management and healthy living. With nearly two decades of experience, Amwell powers the digital care of more than 50 health plans, which collectively represent more than 100 million covered lives, and many of the nation’s largest health systems. For more information, please visit https://business.amwell.com/.

©2024 American Well Corporation. All rights reserved. Amwell®, SilverCloud®, ConvergeTM, CarepointTM and the Amwell Logo are registered trademarks or trademarks of American Well Corporation.

Forward-Looking Statements

This press release contains forward-looking statements about us and our industry that involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations, financial condition, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this release. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: our ability to regain and maintain compliance with NYSE listing standards; our ability effect any reverse stock split; our ability to successfully transition our clients to Converge without significant attrition; our ability to renew and upsell our client base; the election by the Defense Health Agency to deploy our solution across their entire enterprise; the continuation of the DHA relationship beyond July of 2025 with comparable financial terms; weak growth and increased volatility in the telehealth market; our ability to adapt to rapid technological changes; increased competition from existing and potential new participants in the healthcare industry; changes in healthcare laws, regulations or trends and our ability to operate in the heavily regulated healthcare industry; our ability to comply with federal and state privacy regulations; the significant liability that could result from a cybersecurity breach; and other factors described under ‘Risk Factors’ in our most recent form 10-K filed with the SEC. These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause actual results to differ materially from the results anticipated by our forward-looking statements is included in the reports we have filed or will file with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of our website at investors.amwell.com and on the SEC’s website at www.sec.gov.

Contacts

Media:

Angela Vogen

Press@amwell.com

Investors:

Sue Dooley

sue.dooley@amwell.com

AMERICAN WELL CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

(unaudited)

	March 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$308,599	$372,038
Accounts receivable ($1,627 and $1,626, from related parties and net of allowances of $3,092 and $2,291, respectively)	80,709	54,146
Inventories	6,578	6,652
Deferred contract acquisition costs	2,301	2,262
Prepaid expenses and other current assets	16,010	14,484
Total current assets	414,197	449,582
Restricted cash	795	795
Property and equipment, net	552	572
Intangible assets, net	114,338	120,248
Operating lease right-of-use asset	9,632	10,453
Deferred contract acquisition costs, net of current portion	5,107	4,792
Other assets	1,793	2,083
Investment in minority owned joint venture	1,969	1,180
Total assets	$548,383	$589,705
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,710	$4,864
Accrued expenses and other current liabilities	39,035	38,988
Operating lease liability, current	3,602	3,580
Deferred revenue ($852 and $1,286 from related parties, respectively)	59,079	46,365
Total current liabilities	108,426	93,797
Other long-term liabilities	1,412	1,425
Operating lease liability, net of current portion	7,292	8,206
Deferred revenue, net of current portion	7,895	6,091
Total liabilities	125,025	109,519
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value; 100,000,000 shares authorized, no shares issued or outstanding as of March 31, 2024 and as of December 31, 2023	—	—
Common stock, $0.01 par value; 1,000,000,000 Class A shares authorized, 263,158,793 and 255,542,545 shares issued and outstanding, respectively; 100,000,000 Class B shares authorized, 27,390,397 shares issued and outstanding; 200,000,000 Class C shares authorized 5,555,555 issued and outstanding as of March 31, 2024 and as of December 31, 2023	2,956	2,879
Additional paid-in capital	2,251,875	2,234,768
Accumulated other comprehensive income	(16,213)	(15,650)
Accumulated deficit	(1,829,883)	(1,757,778)
Total American Well Corporation stockholders’ equity	408,735	464,219
Non-controlling interest	14,623	15,967
Total stockholders’ equity	423,358	480,186
Total liabilities and stockholders’ equity	$548,383	$589,705

AMERICAN WELL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended March 31,
	2024	2023
Revenue
($872 and $988 from related parties, respectively)	$59,522	$64,001
Costs and operating expenses:
Costs of revenue, excluding depreciation and amortization of intangible assets	41,153	38,752
Research and development	26,680	25,923
Sales and marketing	25,726	22,726
General and administrative	32,757	36,370
Depreciation and amortization expense	8,238	7,243
Goodwill impairment	—	330,309
Total costs and operating expenses	134,554	461,323
Loss from operations	(75,032)	(397,322)
Interest income and other income (expense), net	3,784	940
Loss before expense from income taxes and loss from equity method investment	(71,248)	(396,382)
Expense from income taxes	(1,275)	(1,475)
Loss from equity method investment	(926)	(652)
Net loss	(73,449)	(398,509)
Net loss attributable to non-controlling interest	(1,344)	(821)
Net loss attributable to American Well Corporation	$(72,105)	$(397,688)
Net loss per share attributable to common stockholders, basic and diluted	$(0.25)	$(1.42)
Weighted-average common shares outstanding, basic and diluted	291,833,853	279,966,645
Net loss	$(73,449)	$(398,509)
Other comprehensive income (loss), net of tax:
Unrealized (loss) gain on available-for-sale investments	—	4,319
Foreign currency translation	(563)	2,062
Comprehensive loss	(74,012)	(392,128)
Less: Comprehensive loss attributable to non-controlling interest	(1,344)	(821)
Comprehensive loss attributable to American Well Corporation	$(72,668)	$(391,307)

AMERICAN WELL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(73,449)	$(398,509)
Adjustments to reconcile net loss to net cash used in operating activities:
Goodwill impairment	-	330,309
Depreciation and amortization expense	8,236	7,242
Provisions for credit losses	883	199
Amortization of deferred contract acquisition costs	585	476
Amortization of deferred contract fulfillment costs	85	107
Stock-based compensation expense	16,238	21,008
Loss on equity method investment	926	652
Deferred income taxes	(5)	(13)
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	(27,506)	2,340
Inventories	74	299
Deferred contract acquisition costs	(947)	(793)
Prepaid expenses and other current assets	(1,611)	4,198
Other assets	262	(210)
Accounts payable	1,851	(247)
Accrued expenses and other current liabilities	33	(14,159)
Deferred revenue	14,589	17,953
Net cash used in operating activities	(59,756)	(29,148)
Cash flows from investing activities:
Purchases of property and equipment	(75)	(18)
Capitalized software development costs	(2,818)	(6,751)
Investment in less than majority owned joint venture	(1,715)	(980)
Purchases of investments	—	(389,990)
Net cash used in investing activities	(4,608)	(397,739)
Cash flows from financing activities:
Proceeds from exercise of common stock options	—	289
Proceeds from employee stock purchase plan	956	1,268
Payments for the purchase of treasury stock	—	(1)
Net cash provided by financing activities	956	1,556
Effect of exchange rates changes on cash, cash equivalents, and restricted cash	(31)	(328)
Net decrease in cash, cash equivalents, and restricted cash	(63,439)	(425,659)
Cash, cash equivalents, and restricted cash at beginning of period	372,833	539,341
Cash, cash equivalents, and restricted cash at end of period	$309,394	$113,682
Cash, cash equivalents, and restricted cash at end of period:
Cash and cash equivalents	308,599	112,887
Restricted cash	795	795
Total cash, cash equivalents, and restricted cash at end of period	$309,394	$113,682
Supplemental disclosure of cash flow information:
Cash paid for income taxes	$630	$458

Non-GAAP Financial Measures:

To supplement our financial information presented in accordance with generally accepted accounting principles in the United States, of US GAAP, we use adjusted EBITDA, which is a non-U.S GAAP financial measure to clarify and enhance an understanding of past performance. We believe that the presentation of adjusted EBITDA enhances an investor’s understanding of our financial performance. We further believe that adjusted EBITDA is a useful financial metric to assess our operating performance from period-to-period by excluding certain items that we believe are not representative of our core business. We use certain financial measures for business planning purposes and in measuring our performance relative to that of our competitors. We utilize adjusted EBITDA as the primary measure of our performance.

We calculate adjusted EBITDA as net loss adjusted to exclude (i) interest income and other income, net, (ii) tax benefit and expense, (iii) depreciation and amortization, (iv) goodwill impairment, (v) stock-based compensation expense, (vi) severance and strategic transformation costs costs, and (vii) capitalized software costs.

We believe adjusted EBITDA is commonly used by investors to evaluate our performance and that of our competitors. However, our use of the term adjusted EBITDA may vary from that of others in our industry. Adjusted EBITDA should not be considered as an alternative to net loss before taxes, net loss, loss per share or any other performance measures derived in accordance with U.S. GAAP as measures of performance.

Adjusted EBITDA has important limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Some of the limitations of adjusted EBITDA include (i) adjusted EBITDA does not properly reflect capital commitments to be paid in the future, and (ii) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and adjusted EBITDA does not reflect these capital expenditures. Our legal, accounting and other professional expenses reflect cash expenditures and we expect such expenditures to recur from time to time. Our adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate adjusted EBITDA in the same manner as we calculate the measure, limiting its usefulness as a comparative measure.

In evaluating adjusted EBITDA, you should be aware that in the future we will incur expenses similar to the adjustments in this presentation. Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these expenses or any unusual or non-recurring items. Adjusted EBITDA should not be considered as an alternative to loss before benefit from income taxes, net loss, earnings per share, or any other performance measures derived in accordance with U.S. GAAP. When evaluating our performance, you should consider adjusted EBITDA alongside other financial performance measures, including our net loss and other GAAP results.

The following table presents a reconciliation of adjusted EBITDA from the most comparable GAAP measure, net loss, for the three months ended March 31, 2024 and 2023 and the three months ended December 31, 2023:

	Three Months Ended March 31,		Three Months Ended December 31, 2023
(in thousands)	2024	2023
Net loss	$(73,449)	$(398,509)	$(50,043)
Add:
Depreciation and amortization	8,238	7,243	8,265
Interest income and other income (expense), net	(3,784)	(940)	(8,172)
Expense from income taxes	1,275	1,475	547
Goodwill impairment	—	330,309	—
Stock-based compensation	16,228	20,997	12,631
Severance and strategic transformation costs(1)	8,659	1,575	1,074
Capitalized software costs	(2,818)	(6,751)	(1,220)
Adjusted EBITDA	$(45,651)	$(44,601)	$(36,918)

(1)
Severance and strategic transformation costs include expenses associated with the termination of employees and expenses that focus on transforming the strategy of the Company’s sales and growth organization as well as our overall cost structure during the respective period.